UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 10, 2004

                               Rayovac Corporation
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             (Exact Name of Registrant as Specified in its Charter)

          Wisconsin                       001-13615               22-2423556
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(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                 File Number)         Identification No.)

    Six Concourse Parkway, Suite 3300, Atlanta, GA                  30328
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     (Address of Principal Executive Offices)                     (Zip Code)

                                 (770) 829-6200
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                         Registrant's telephone number,
                               including area code

                      601 Rayovac Drive, Madison, WI 53711
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1     Press Release dated May 10, 2004 issued by Rayovac Corporation.

Item 9.  Regulation FD Disclosure.

The following information, including the Exhibit attached hereto, is being furnished pursuant to this Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

On May 10, 2004, Rayovac Corporation issued a press release announcing the election of John D. Bowlin to the Rayovac Corporation Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this report. Mr. Bowlin has been named to Rayovac Corporation's Audit Committee and Corporate Governance and Nominating Committee.


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RAYOVAC CORPORATION

Date: May 10, 2004                           By: /s/ Randall J. Steward
                                             --------------------------------
                                             Name:  Randall J. Steward
                                             Title: Executive Vice President and
                                             Chief Financial Officer


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

EXHIBIT INDEX

Exhibit          Description
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99.1             Press Release dated May 10, 2004 issued by Rayovac Corporation.


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